UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2009 (September 22, 2009)

Universal Capital Management, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	000-51132	20-1568059
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2601 Annand Dr., Suite #16, Wilmington, Delaware		19808
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(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (302) 998-8824

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 19, 2009 Universal Capital Management, Inc.’s (the “Company”) Board of Directors invited Stephen J. Laukaitis to fill the vacant Board of Directors seat created by the resignation of Thomas M. Pickard, Sr.  Mr. Laukaitis accepted his invitation to serve on the Company’s Board of Directors on September 22, 2009. Mr. Laukaitis’ term will continue until the next annual stockholder’s meeting or until his successor is duly appointed.

There are no arrangements or understandings between Mr. Laukaitis and any other persons pursuant to which he was elected to serve on the Board. The Board of Directors does not expect to name Mr. Laukaitis to any specific Committee of the Board of Directors at this time.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CAPITAL MANAGEMENT, INC.

By: /s/ Michael D. Queen

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   Michael D. Queen, CEO

Dated: September 25, 2009